SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report: May 28, 1996


                            U.S. DIAGNOSTIC LABS INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      1-13392                                           04-3047911
(Commission File Number)                      (IRS Employer Identification No.)



  777 S. FLAGLER DRIVE, WEST PALM BEACH., FLORIDA             33401
  (Address of principal executive offices)                  (Zip Code)



                                 (407) 832-0006
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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
Item 5.  OTHER EVENTS.

         On May 28, 1996, the Company called for redemption on June 28, 1996 all of its outstanding Redeemable Class A Warrants for cash at the redemption price of $.05 per Class A Warrant. Accordingly, after 5:00 p.m., New York Time on June 28, 1996, the Class A Warrants will no longer be exercisable for shares of the Company's Common Stock and Class B Warrants and the holders will only have the right to receive the redemption price.

Item 7.  FINANCIAL STATMENTS AND EXHIBITS.

         (c)      Exhibits.

                  4.5      Notice of Redemption to Class A Warrant holders.





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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    U.S. DIAGNOSTIC LABS INC.


                                    By:  /S/ JEFFREY A. GOFFMAN
                                         -----------------------------------
                                         Jeffrey A. Goffman, Chairman and
                                         Chief Executive Officer




Date: May 28, 1996





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